SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of report (Date of earliest event reported): November 15, 2004

SUMMIT PROPERTIES INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-12792	56-1857807
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

309 E. Morehead Street, Suite 200
Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip code)

(704) 334-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements which are predictions of, or indicate future events and trends and which do not relate solely to historical matters are forward-looking statements. The Company’s actual results could differ materially from those set forth in the forward-looking statements. Factors that impact the Company’s ability to meet these forward-looking statements include, but are not limited to: national economic conditions and economic conditions in the Company’s markets; changes in interest rates; uncertainties associated with the Company’s current real estate development activities, including actual costs exceeding the Company’s budgets and construction delays; the failure to acquire or sell properties on favorable terms, in a timely manner or at all; the impact of competition; the failure to obtain financing on favorable terms, in a timely manner, or at all; and other factors discussed periodically in the Company’s reports filed with the Securities and Exchange Commission. The Company expressly disclaims any responsibility to update forward-looking statements.

ITEM 8.01 OTHER EVENTS

We acquired four apartment communities during the nine months ended September 30, 2004, one apartment community on October 14, 2004 and we expect to acquire another apartment community on November 29, 2004. We are filing this Current Report on Form 8-K to satisfy the requirement of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission that relates to the acquisition of one or more properties, which in the aggregate are significant to the registrant. None of the properties acquired are individually significant according to Rule 3-14. This Current Report on Form 8-K is being filed to provide certain historical and pro forma financial information related to these acquisitions because we will be filing a proxy statement in connection with our previously-announced merger with and into Camden Summit, Inc., a wholly-owned subsidiary of Camden Property Trust.

On May 27, 2004, we acquired Summit Stonecrest (formerly Alta Haven Apartments), a 306 apartment home community located in Charlotte, North Carolina, for $28.0 million. Consideration paid for this community was cash of $9.6 million and the assumption of a $19.7 million mortgage, which had a fair market value of $18.4 million on the date of acquisition. The assumed mortgage has a stated interest rate of 4.18% and matures on September 1, 2012. The property was 86.9% occupied as of January 1, 2003, 87.9% occupied as of December 31, 2003 and 89.9% occupied as of May 26, 2004.

On June 14, 2004, we acquired Summit South End Square (formerly Fairfield South End Square), a 299 apartment home community located in Charlotte, North Carolina, for $33.5 million in cash. The property was 0.0% occupied as of January 1, 2003, 68.0% occupied as of December 31, 2003 and 92.6% occupied as of June 13, 2004.

On September 2, 2004, we acquired Summit Doral Villas (formerly Centergate Doral), a 232 apartment home community located in Miami, Florida for $43.3 million. Consideration paid for this community was cash of $18.4 million and the assumption of a $21.1 million mortgage, which had a fair market value of $24.9 million on the date of acquisition. The assumed mortgage has a stated interest rate of 6.82% and matures on January 1, 2011.  The property was 93.5% occupied as of January 1, 2003, 91.7% occupied as of December 31, 2003 and 94.4% occupied as of September 2, 2004.

On September 30, 2004, we acquired Summit Midtown (formerly Highlands on Ponce), a 296 apartment home community located in Atlanta, Georgia, for $44.8 million in cash. The residential units were 90.2% occupied as of January 1, 2003, 92.6% occupied as of December 31, 2003 and 92.6% occupied as of September 29, 2004. The retail space was 89.6% occupied as of January 1, 2003 and 100.0% occupied as of both December 31, 2003 and September 29, 2004.

On October 14, 2004, we acquired Summit Fallsgrove (formerly Jefferson at Thomas Farm), a 268 apartment home community located in Rockville, Maryland, for $54.5 million in cash.  The property was 0.0% occuped at both January 1, 2003 and December 31, 2003 and was 65.3% occupied as of October 13, 2004.

On November 29, 2004, we expect to acquire Charlotte Cotton Mills Apartment Building, a 180 apartment home community located in Charlotte, North Carolina, for $23.8 million in cash. The property was 38.3% occupied as of January 1, 2003, 94.4% occupied as of December 31, 2003 and 97.2% occupied as of September 30, 2004.

As a result of the transactions discussed above, we are providing historical and pro forma financial information for the year ended December 31, 2003 and for certain interim periods for a majority of the acquisitions described above in accordance with Rule 3-14 of Regulation S-X.

2

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a)	Financial Statements of Businesses Acquired or to be Acquired

The statements of revenues and certain expenses of Summit Stonecrest (formerly Alta Haven Apartments) (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

The statements of revenues and certain expenses of Summit South End Square (formerly Fairfield South End Square) (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

The statements of revenues and certain expenses of Summit Midtown (formerly Highlands on Ponce) (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

The statements of revenues and certain expenses of Charlotte Cotton Mills Apartment Building (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

3

INDEX TO FINANCIAL STATEMENTS AND
PRO FORMA FINANCIAL INFORMATION

The following historical financial statements and pro forma financial information are presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the Securities and Exchange Commission. The historical financial statements have been audited only for certain properties acquired. With respect to Summit Stonecrest, Summit South End Square, Summit Midtown and Charlotte Cotton Mills Apartment Building, the historical Statements of Revenues and Certain Expenses has been audited only for the most recent fiscal year as these transactions did not involve a related party and the registrant, after reasonable inquiry, is not aware of any material factors related to the acquired properties not otherwise disclosed that would cause the reported financial information to not be necessarily indicative of future operating results. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, certain unaudited financial information for the communities acquired during the nine months ended September 30, 2004, the community acquired on October 14, 2004 and the community expected to be acquired on November 29, 2004 that are not individually significant has also been presented. In addition, as the properties will be directly or indirectly owned by entities that elect or have elected to be treated as REITs for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

Page
Number
SUMMIT STONECREST (formerly Alta Haven Apartments)

Independent Auditors’ Report	6

Statement of Revenues and Certain Expenses for the Year Ended December 31, 2003
and the Period from January 1, 2004 through May 26, 2004 (unaudited)	7

Notes to the Statement of Revenues and Certain Expenses for the Year Ended
December 31, 2003 and the Period from January 1, 2004 through May 26, 2004
(unaudited)	8

SUMMIT SOUTH END SQUARE (formerly Fairfield South End Square)

Independent Auditors’ Report	9

Statement of Revenues and Certain Expenses for the Year Ended December 31, 2003
and the Period from January 1, 2004 through June 13, 2004 (unaudited)	10

Notes to the Statement of Revenues and Certain Expenses for the Year Ended
December 31, 2003 and the Period from January 1, 2004 through June 13, 2004
(unaudited)	11

SUMMIT MIDTOWN (formerly Highlands on Ponce)

Independent Auditors’ Report	12

Notes to the Statement of Revenues and Certain Expenses for the Year Ended
December 31, 2003 and the Period from January 1, 2004 through September 29,
2004 (unaudited)	13

Notes to the Statement of Revenues and Certain Expenses for the Year Ended
December 31, 2003 and the Period from January 1, 2004 through September 29,
2004 (unaudited)	14

4

CHARLOTTE COTTON MILLS APARTMENT BUILDING

Independent Auditors’ Report	16

Statement of Revenues and Certain Expenses for the Year Ended December 31, 2003
and the Period from January 1, 2004 through September 30, 2004 (unaudited)	17

Notes to the Statement of Revenues and Certain Expenses for the Year Ended
December 31, 2003 and the Period from January 1, 2004 through September 30,
2004 (unaudited)	18

SUMMIT PROPERTIES INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
Year Ended December 31, 2003	19

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
Nine Months Ended September 30, 2004	21

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September
30, 2004	23

5

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Summit Properties Inc:

We have audited the accompanying statement of revenues and certain expenses (the “Statement”) of Summit Stonecrest (formerly Alta Haven Apartments) (the “Property”) for the year ended December 31, 2003. The Statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Summit Properties Inc.). Material amounts, as described in note 1 to the Statement that would not be directly attributable to those resulting from future operations of the property are excluded and the Statement is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Statement presents fairly, in all material respects, the revenues and certain expenses, as described in note 1 to the Statement, of Summit Stonecrest for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Charlotte, NC
November 12, 2004

6

SUMMIT STONECREST (FORMERLY ALTA HAVEN APARTMENTS)
STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE
YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM
JANUARY 1, 2004 THROUGH MAY 26, 2004 (UNAUDITED)

		Year Ended
	Period Ended	December 31,
	May 26, 2004	2003
	(Unaudited)

Revenues:
Rental	$1,017,362	$2,608,908
Other	76,190	166,326
Total property revenues	1,093,552	2,775,234

Expenses:
Property operating	301,641	678,844
Real estate taxes and insurance	151,115	369,597
Total expenses	452,756	1,048,441

Excess of revenues over certain expenses	$640,796	$1,726,793

See accompanying notes to Statements of Revenues and Certain Expenses.

7

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM
 JANUARY 1, 2004 THROUGH MAY 26, 2004 (UNAUDITED)

NOTE 1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying statements of revenues and certain expenses (the “Statements”) relate to Summit Stonecrest (formerly Alta Haven Apartments), a 306 unit apartment community located in Charlotte, NC.

These Statements are prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the acquisition of Summit Stonecrest by Summit Properties Inc. (the “Company”) on May 27, 2004. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Statements include the historical revenues of Summit Stonecrest and certain operating expenses, excluding items not comparable to the operations of the property under the Company’s ownership, including depreciation, amortization, interest expense, and management fees. The Company is a real estate investment trust that operates, develops and acquires luxury apartment communities in select neighborhoods throughout the Southeast and Mid-Atlantic United States.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue recognition - Summit Stonecrest leases its apartment homes under operating leases with terms of generally one year or less. Rental revenue is recognized on the accrual basis of accounting as earned, which is not materially different from revenue recognition on a straight-line basis.

Advertising costs - Summit Stonecrest expenses advertising costs as incurred and expensed $58,600 and $22,300 for the year ended December 31, 2003 and the period from January 1, 2004 through May 26, 2004, respectively.

Repairs and maintenance - The cost of items such as landscaping maintenance, interior painting and cleaning and supplies used in such activities as well as the cost of all major maintenance activities are expensed as incurred and are not accrued for in advance.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interim information - The accompanying Statement for the period from January 1, 2004 through May 26, 2004 is unaudited; however it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period from January 1, 2004 through May 26, 2004 are not necessarily indicative of the results that may be expected for the full year.

8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Summit Properties Inc:

We have audited the accompanying statement of revenues and certain expenses (the “Statement”) of Summit South End Square (formerly Fairfield South End Square) (the “Property”) for the year ended December 31, 2003. The Statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Summit Properties Inc.). Material amounts, as described in note 1 to the Statement that would not be directly attributable to those resulting from future operations of the property are excluded and the Statement is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Statement presents fairly, in all material respects, the revenues and certain expenses, as described in note 1 to the Statement, of Summit South End Square for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Charlotte, NC
November 12, 2004

9

SUMMIT SOUTH END SQUARE (FORMERLY FAIRFIELD SOUTH END SQUARE)
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD
FROM JANUARY 1, 2004 THROUGH JUNE 13, 2004 (UNAUDITED)

		Year Ended
	Period Ended	December 31,
	June 13, 2004	2003
	(Unaudited)

Revenues:
Rental	$1,158,238	$903,423
Other	42,141	38,242
Total property revenues	1,200,379	941,665

Expenses:
Property operating	409,046	521,574
Real estate taxes and insurance	142,294	114,648
Total expenses	551,340	636,222

Excess of revenues over certain expenses	$649,039	$305,443

See accompanying notes to Statements of Revenues and Certain Expenses.

10

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM
 JANUARY 1, 2004 THROUGH JUNE 13, 2004 (UNAUDITED)

NOTE 1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying statements of revenues and certain expenses (the “Statements”) relate to Summit South End Square (formerly Fairfield South End Square), a 299 unit apartment community located in Charlotte, NC. Summit South End Square construction was completed in October 2003 and was in lease-up during 2003.

These Statements are prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the acquisition of Summit South End Square by Summit Properties Inc. (the “Company”) on June 14, 2004. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Statements include the historical revenues of Summit South End Square and certain operating expenses, excluding items not comparable to the operations of the property under the Company’s ownership, including depreciation, amortization, interest expense, and management fees. The Company is a real estate investment trust that operates, develops and acquires luxury apartment communities in select neighborhoods throughout the Southeast and Mid-Atlantic United States.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue recognition - Summit South End Square leases its apartment homes under operating leases with terms of generally one year or less. Rental revenue is recognized on the accrual basis of accounting as earned, which is not materially different from revenue recognition on a straight-line basis.

Advertising costs - Summit South End Square expenses advertising costs as incurred and expensed $50,000 and $32,400 for the year ended December 31, 2003 and the period from January 1, 2004 through June 13, 2004, respectively.

Repairs and maintenance - The cost of items such as landscaping maintenance, interior painting and cleaning and supplies used in such activities as well as the cost of all major maintenance activities are expensed as incurred and are not accrued for in advance.

Cost capitalization - Summit South End Square capitalized certain real estate taxes during 2003 while activities necessary to get the property ready for its intended use were in progress. Amounts capitalized were based on the percentage of units completed. During 2003, $74,000 was capitalized related to real estate taxes.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interim information - The accompanying Statement for the period from January 1, 2004 through June 13, 2004 is unaudited; however it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period from January 1, 2004 through June 13, 2004 are not necessarily indicative of the results that may be expected for the full year.

11

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Summit Properties Inc:

We have audited the accompanying statement of revenues and certain expenses (the “Statement”) of Summit Midtown (formerly Highlands on Ponce) (the “Property”) for the year ended December 31, 2003. The Statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Summit Properties Inc.). Material amounts, as described in note 1 to the Statement that would not be directly attributable to those resulting from future operations of the property are excluded and the Statement is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Statement presents fairly, in all material respects, the revenues and certain expenses, as described in note 1 to the Statement, of Summit Midtown for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Charlotte, NC
November 12, 2004

12

SUMMIT MIDTOWN (FORMERLY HIGHLANDS ON PONCE)
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD
FROM JANUARY 1, 2004 THROUGH SEPTEMBER 29, 2004 (UNAUDITED)

	Period Ended	Year Ended
	September 29,	December 31,
	2004	2003
	(Unaudited)

Revenues:
Rental	$2,717,314	$3,553,385
Other	173,768	219,423
Total property revenues	2,891,082	3,772,808

Expenses:
Property operating	682,601	831,014
Real estate taxes and insurance	359,057	533,222
Total expenses	1,041,658	1,364,236

Excess of revenues over certain expenses	$1,849,424	$2,408,572

See accompanying notes to the Statements of Revenues and Certain Expenses.

13

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM JANUARY 1, 2004
THROUGH SEPTEMBER 29, 2004 (UNAUDITED)

NOTE 1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying statements of revenues and certain expenses (the “Statements”) relate to Summit Midtown (formerly Highlands on Ponce), a 296 unit apartment community located in Atlanta, GA that also has 17,978 square feet of retail space.

These Statements are prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the acquisition of Summit Midtown by Summit Properties Inc. (the “Company”) on September 30, 2004. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Statements include the historical revenues of Summit Midtown and certain operating expenses, excluding items not comparable to the operations of the property under the Company’s ownership, including depreciation, amortization, interest expense, and management fees. The Company is a real estate investment trust that operates, develops and acquires luxury apartment communities in select neighborhoods throughout the Southeast and Mid-Atlantic United States.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue recognition - Summit Midtown leases its apartment homes under operating leases with terms of generally one year or less. Rental revenue is recognized on the accrual basis of accounting as earned, which is not materially different from revenue recognition on a straight-line basis. Summit Midtown also leases retail space under non-cancelable operating leases with terms from five to 15 years. Rental revenue is recognized on a straight line basis over the term of the respective leases.

Advertising costs - Summit Midtown expenses advertising costs as incurred and expensed $81,000 and $49,600 for the year ended December 31, 2003 and the period from January 1, 2004 through September 29, 2004, respectively.

Repairs and maintenance - The cost of items such as landscaping maintenance, interior painting and cleaning and supplies used in such activities as well as the cost of all major maintenance activities are expensed as incurred and are not accrued for in advance.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interim information - The accompanying Statement for the period from January 1, 2004 through September 29, 2004 is unaudited; however it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period from January 1, 2004 through September 29, 2004 are not necessarily indicative of the results that may be expected for the full year.

14

NOTE 3. RETAIL LEASING ACTIVITIES

Summit Midtown has non-cancelable operating leases with tenants requiring monthly payments of specified minimum rent. Future minimum rental commitments under the non-cancelable operating leases at December 31, 2003 are as follows:

Years Ended December 31,:

2004	$377,159
2005	386,933
2006	397,071
2007	322,169
2008	167,102
Thereafter	860,011
Total	$2,510,445

15

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Summit Properties Inc:

We have audited the accompanying statement of revenues and certain expenses (the “Statement”) of Charlotte Cotton Mills Apartment Building (the “Property”) for the year ended December 31, 2003. The Statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Summit Properties Inc.). Material amounts, as described in note 1 to the Statement that would not be directly attributable to those resulting from future operations of the property are excluded and the Statement is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Statement presents fairly, in all material respects, the revenues and certain expenses, as described in note 1 to the Statement, of Charlotte Cotton Mills Apartment Building for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Charlotte, NC
November 12, 2004

16

CHARLOTTE COTTON MILLS APARTMENT BUILDING
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND FOR THE PERIOD
FROM JANUARY 1, 2004 THROUGH SEPTEMBER 30, 2004 (UNAUDITED)

	Period Ended	Year Ended
	September 30,	December 31,
	2004	2003
	(Unaudited)

Revenues:
Rental	$1,642,915	$1,647,394
Other	128,886	132,036
Total property revenues	1,771,801	1,779,430

Expenses:
Property operating	448,938	570,111
Real estate taxes and insurance	230,410	296,976
Total expenses	679,348	867,087

Excess of revenues over certain expenses	$1,092,453	$912,343

See accompanying notes to Statements of Revenues and Certain Expenses.

17

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD FROM JANUARY 1, 2004     THROUGH SEPTEMBER 30, 2004 (UNAUDITED)

NOTE 1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying statements of revenues and certain expenses (the “Statements”) relate to Charlotte Cotton Mills Apartment Building (“Cotton Mills”), a 180 unit apartment community located in Charlotte, NC.

These Statements are prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the anticipated acquisition of Cotton Mills by Summit Properties Inc. (the “Company”) on November 29, 2004. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Statements include the historical revenues of Cotton Mills and certain operating expenses, excluding items not comparable to the future operations of the property under the Company’s ownership, including depreciation, amortization, interest expense, and management fees. The Company is a real estate investment trust that operates, develops and acquires luxury apartment communities in select neighborhoods throughout the Southeast and Mid-Atlantic United States.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue recognition -Cotton Mills leases its apartment homes under operating leases with terms of generally one year or less. Rental revenue is recognized on the accrual basis of accounting as earned, which is not materially different from revenue recognition on a straight-line basis.

Advertising costs -Cotton Mills expenses advertising costs as incurred and expensed $67,000 and $28,100 during the year ended December 31, 2003 and the period from January 1, 2004 through September 30, 2004, respectively.

Repairs and maintenance - The cost of items such as landscaping maintenance, interior painting and cleaning and supplies used in such activities as well as the cost of all major maintenance activities are expensed as incurred and are not accrued for in advance.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interim information - The accompanying Statement for the period from January 1, 2004 through September 30, 2004 is unaudited; however it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period from January 1, 2004 through September 30, 2004 are not necessarily indicative of the results that may be expected for the full year.

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(b)	Pro Forma Financial Information

The pro forma information of Summit Properties Inc. listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

SUMMIT PROPERTIES INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2004
(in thousands, except per share information)
(Unaudited)

These unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 are presented as if the acquisition of the acquired properties and the expected property acquisition as set forth in Item 8.01 above had occurred as of the beginning of each period. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. These unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what actual results of operations would have been had these transactions occurred on the beginning of each period, nor do they purport to represent the results of operations for future periods.

		Combined Results of
		Midtown
		Stonecrest
		Cotton Mills
Revenues:	Historical	South End Square	Other Acquisitions (e)	Pro Forma Adjustments			Pro Forma
Rental	$95,445	$6,536	$2,716	358	(a	)	$105,055
Other property income	7,940	421	141				8,502
Management fees - third party communities	439	-	-				439
Total revenues	103,824	6,957	2,857	358			113,995

Expenses:
Property operating and maintenance
exclusive of items listed below)	20,670	1,842	791				23,303
Real estate taxes and insurance	13,905	883	409				15,197
Depreciation and amortization	30,191	-	-	7,810	(b	)	38,001
General and administrative	6,099	-	-				6,099
Post-retirement benefits for former
executive officers	1,536	-	-				1,536
Property management - owned communities	4,100	-	-				4,100
Property management - third party communities	496	-	-				496
Total expenses	76,997	2,725	1,199	7,810			88,731

Operating income	26,827	4,232	1,657	(7,452)			25,264

Interest income	753	-	-				753
Other income	444	-	-				444
Interest expense	(22,728)	-	-	(2,103)	(c	)	(24,831)
Deferred financing cost amortization	(1,138)	-	-				(1,138)
Loss on unconsolidated real estate joint ventures	(275)	-	-				(275)
Income from continuing operations before minority interest of interest of common unitholders in Operating Partnership, dividends to preferred unitholders in Operating Partnership and excess of
redemption amount over carrying amount of preferred units	3,883	4,232	1,657	(9,555)			217

Minority interest of common unitholders in Operating Partnership	(27)	-	-	351	(d	)	324
Dividends to preferred unitholders in Operating Partnership	(3,609)	-	-				(3,609)

Income (loss) from continuing operations	$247	$4,232	$1,657	$(9,203)			$(3,067)

19

SUMMIT PROPERTIES INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2004
(in thousands, except per share information)
(Unaudited)

		Combined Results of
		Midtown
		Stonecrest
		Cotton Mills
	Historical	South End Square	Other Acquisitions (e)	Pro Forma Adjustments	Pro Forma
Income (loss) from continuing operations - basic	$0.01				$(0.10)
Income (loss) from continuing operations - diluted	$0.01				$(0.10)

Weighted average shares - basic	31,438,634				31,438,634
Weighted average shares - diluted	31,734,405				31,438,634

(a)	Reflects the amortization of acquired above and below-market leases.

(b)	Represents depreciation and amortization expense related to buildings, furniture & fixtures, parking garages, and in-place leases of the acquired properties.

(c)
Reflects interest expense on the $76,505 of debt assumed or borrowed which had effective rates from 4.55% to 5.52% in connection with the properties acquired during 2004 less amount that would have been capitalized on South End Square Units during the period construction was being completed (approximately $527).

(d)	Reflects the allocation of earnings to the minority interest in the Operating Partnership as a result of the acquired properties.

(e)	Summit Fallsgrove is in lease up for 2004 with year-to-date revenues of $516. These results are not indicative of future revenues.

20

SUMMIT PROPERTIES INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(in thousands, except per share information)
(Unaudited)

		Combined Results of
		Midtown
		Stonecrest
		Cotton Mills
Revenues:	Historical	South End Square	Other Acquisitions (e)	Pro Forma Adjustments			Pro Forma
Rental	$104,973	$8,713	$3,382	400	(a	)	$117,468
Other property income	7,854	556	169	-			8,579
Management fees - third party communities	618	-	-	-			618
Total revenues	113,445	9,269	3,551	400			126,666

Expenses:
Property operating and maintenance
(exclusive of items listed below)	24,659	2,602	675	-			27,935
Real estate taxes and insurance	13,343	1,314	553	-			15,210
Depreciation and amortization	30,462	-	-	7,621	(b	)	38,083
General and administrative	6,941	-	-	-			6,941
Management company - owned communities	5,271	-	-	-			5,271
Management company - third party communities	641	-	-	-			641
Total expenses	81,317	3,916	1,227	7,621			94,082

Operating income	32,128	5,353	2,324	(7,221)			32,584

Interest income	1,852	-	-	-			1,852
Other income	791	-	-	-			791
Interest expense	(26,913)	-	-	(3,252)	(c	)	(30,165)
Deferred financing cost amortization	(2,198)	-	-	-			(2,198)
Income from continuing operations before gain
on sale of real estate assets, minority interest of
common unitholders in Operating Partnership,
dividends to preferred unitholders in Operating
Partnership and excess of redemption amount over
carrying amount of preferred units	5,660	5,353	2,324	(10,474)			2,864
Loss on unconsolidated real estate joint ventures	(326)	-	-	-			(326)
Gain on sale of real estate assets	73	-	-	-			73
Minority interest of common unitholders in	880	-	-	313	(d	)	1,193
Operating Partnership
Dividends to preferred unitholders in Operating
Partnership	(10,306)	-	-	-			(10,306)
Excess of redemption amount over carrying amount
of preferred units	(2,963)	-	-	-			(2,963)
Loss from continuing operations	$(6,982)	$5,353	$2,324	$(10,161)			$(9,466)

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SUMMIT PROPERTIES INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - Continued
YEAR ENDED DECEMBER 31, 2003
(in thousands, except per share information)
(Unaudited)

		Combined Results of
		Midtown
		Stonecrest
		Cotton Mills
	Historical	South End Square	Other Acquisitions	Pro Forma Adjustments	Pro Forma

Loss from continuing operations - basic	$ (0.25)				$ (0.34)
Loss from continuing operations - diluted	$ (0.25)				$ (0.34)

Weighted average shares - basic	27,621,568				27,621,568
Weighted average shares - diluted	27,621,568				27,621,568

(a)	Reflects the amortization of acquired above and below-market leases.

(b)	Represents depreciation and amortization expense related to buildings, furniture & fixtures, parking garages, and in-place leases of the acquired properties.

(c)
Reflects interest expense on the $76,505 of debt assumed or borrowed which had effective rates from 4.55% to 5.52% in connection with the properties acquired during 2004 less amount that would have been capitalized on South End Square Units during the period construction was being completed (approximately $527).

(d)	Reflects the allocation of earnings to the minority interest in the Operating Partnership as a result of the acquired properties.

(e)	Summit Fallsgrove is in lease up for 2004 with year-to-date revenues of $516. These results are not indicative of future revenues.

22

This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the acquisition of the acquired properties and the expected acquisition of one property as set forth in Item 8.01 above had occurred as of January 1, 2004.  In management's opinion, all adjustments necessary to reflect the effects of these transacactions have been made.

SUMMIT PROPERTIES INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2004
(Dollars in thousands)
(Unaudited)
		Pro Forma
	Historical	Adjustments (a)		Pro Forma
ASSETS
Real estate assets:
Land and land improvements	$ 222,283	$ 24,339		$ 246,622
Buildings and improvements	978,215	51,410		1,029,625
Furniture, fixtures and equipment	83,821	1,537		85,358
Total operating real estate assets	1,284,319	77,286		1,361,605
Less: accumulated depreciation	(146,498)	-		(146,498)
Net operating real estate assets	1,137,821	77,286		1,215,107
Net real estate assets - assets held for sale	115,849	-		115,849
Construction in progress	177,387	-		177,387
Net real estate assets	1,431,057	77,286		1,508,343
Cash and cash equivalents	3,009	(242)		2,767
Restricted cash	70,568	(69,212)		1,356
Investments in real estate joint ventures	2,821	-		2,821
Deferred financing costs, net of accumulated
amortization of $7,759 in 2004	8,772	-		8,772
Other assets	16,612	1,556		18,168
Other assets - assets held for sale	48	-		48
Total assets	$ 1,532,887	$ 9,388		$ 1,542,275

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes payable	$ 791,714	$ 9,388	(b)	$ 801,102
Accrued interest payable	4,711	-		4,711
Accounts payable and accrued expenses	41,338	-		41,338
Dividends and distributions payable	11,748	-		11,748
Security deposits and prepaid rents	3,404	-		3,404
Notes payable and other liabilities - assets held for sale	483	-		483
Total liabilities	853,398	9,388		862,786

Commitments and contingencies
Minority interest of common unitholders in
Operating Partnership	67,589	-		67,589
Minority interest of preferred unitholders in
Operating Partnership	53,544	-		53,544

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SUMMIT PROPERTIES INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - Continued
As of September 30, 2004
(Dollars in thousands)
(Unaudited)
		Pro Forma
	Historical	Adjustments (a)	Pro Forma
Stockholders' equity:
Preferred stock, $0.01 par value - 25,000,000 shares
authorized, no shares issued and outstanding	-	-	-
Common stock, $0.01 par value - 100,000,000 shares
authorized, 31,465,627 shares issued and outstanding in 2004	315	-	315
Additional paid-in capital	515,814	-	515,814
Retained earnings	58,879	-	58,879
Unamortized restricted stock compensation	(424)	-	(424)
Employee notes receivable	(16,228)	-	(16,228)
Total stockholders' equity	558,356	-	558,356

Total liabilities and stockholders' equity	$1,532,887	$9,388	$1,542,275

(a)
Represents the acquisition of Summit Fallsgrove, the proposed acquisition of Charlotte Cotton Mills Apartment Building and the allocation of the purchase price of these properties to the assets and liabilities. The acquisition of the other properties acquired during the nine months ended September 30, 2004 and the allocation of the related purchase prices to the assets acquired and liabilities assumed is reflected in the Summit historical condensed consolidated balance sheet since those acquisitions were completed prior to September 30, 2004.

(b)	This debt represents an estimate for the amount of financing needed to purchase Charlotte Cotton Mills after cash reserved for acquisitions is used.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT PROPERTIES INC.

November 12, 2004	By: /s/ Steven R. LeBlanc
Steven R. LeBlanc
President and Chief Executive Officer

25

EXHIBIT INDEX

(c)	Exhibits

23.1	Consent of Deloitte & Touche LLP

26